Statement of Additional Information Supplement

December 5, 2025

Morgan Stanley ETF Trust

Supplement dated December 5, 2025 to the Morgan Stanley ETF Trust Statement of Additional Information dated November 10, 2025

Eaton Vance Income Opportunities ETF
(the "Fund")

Effective immediately, the first paragraph under the section of the Statement of Additional Information entitled "General Information—Description of Shares and Voting Rights" is hereby deleted in its entirety and replaced with the following:

Fund shares will trade on an Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 40,000 shares for the Fund.

Please retain this supplement for future reference.